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                        SUPPLEMENT TO THE PROSPECTUSES
                              AND STATEMENTS OF
                          ADDITIONAL INFORMATION OF

                      KEYSTONE BALANCED FUND (K-1) ("K-1")
                KEYSTONE SMALL COMPANY GROWTH FUND (S-4) ("S-4")
                    KEYSTONE INTERNATIONAL FUND, INC. ("KIF")

  The prospectus and statement of additional information of each of the above-named funds (each a "Fund") are hereby supplemented as follows:

  Since January 1, 1996, in the case of S-4, and beginning April 1, 1996, in the case of K-1 and KIF, through June 30, 1996 ("Offering Period"), Keystone Investment Distributors Company will reallow to brokers or others a commission equal to 5% of the price paid for each Fund share sold as described in each Fund's prospectus.

  Such payments will be made to those dealers and others selling such shares who pay to their registered representatives making such sales a portion of the additional amount payable under this special dealer offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.

March 22, 1996